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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 10, 2002
                        ---------------------------------
                        (Date of Earliest Event Reported)



                      CRESCENT REAL ESTATE EQUITIES COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           TEXAS                      1-13038                   52-1862813
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


777 MAIN STREET, SUITE 2100, FORT WORTH, TX                          76102
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (817) 321-2100
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              (Registrant's Telephone Number, Including Area Code)
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                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On May 10, 2002, Crescent Real Estate Equities Company (the "Company") entered into an underwriting agreement with Bear, Stearns & Co. Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Stifel, Nicolaus & Company, Incorporated (together, the "Underwriter"), a copy of which is included as Exhibit 1.1 to this Report and incorporated herein by reference. Pursuant to the underwriting agreement, the Underwriter agreed to purchase up to 3,450,000 9.50% Series B Cumulative Redeemable Preferred Shares, $.01 par value per share (the "Series B Preferred Shares"), at a price of $25.00 per share, less underwriting discounts and commissions of $.7875 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

The exhibits listed in the following index relate to the offering described in
Item 5 above pursuant to a prospectus supplement dated May 10, 2002 to the prospectus dated April 22, 2002, which forms a part of the Company's Registration Statement on Form S-3 (No. 333-38071) and are filed herewith for incorporation by reference in such Registration Statement.

   EXHIBIT NO.      DESCRIPTION
   ----------       -----------
       1.1          Underwriting Agreement, dated as of May 10, 2002, by and
                    among the Company, Crescent Real Estate Equities Limited
                    Partnership, Bear, Stearns & Co. Inc., BB&T Capital
                    Markets, a division of Scott & Stringfellow, Inc., and
                    Stifel, Nicolaus & Company, Incorporated (filed herewith)

       3.1 Restated Declaration of Trust of the Company, as amended (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K dated April 25, 2002, and incorporated herein by reference)

       4.1 Statement of Designation of 9.50% Series B Cumulative Redeemable Preferred Shares of the Company dated
                    May 13, 2002 (filed as Exhibit 2 to the Company's Form 8-A dated May 14, 2002, and incorporated herein by reference)

       4.2 Form of Certificate of 9.50% Series B Cumulative Redeemable Preferred Shares of the Company (filed as Exhibit 4 to the Company's Form 8-A dated May 14, 2002, and incorporated herein by reference)

       5.1 Opinion of Shaw Pittman LLP as to the legality of the Series B Preferred Shares to be issued (filed herewith)

       8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company (filed herewith)

       12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Share Dividends (filed herewith)

       12.2 Statement regarding Computation of Ratio to EBITDA to Fixed Charges and Preferred Share Dividends (filed herewith)

       12.3 Statement regarding Computation of Ratio of EBITDA Minus Capital Expenditures to Fixed Charges and Preferred Share Dividends(filed herewith)

       23.1 Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.1 and 8.1)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRESCENT REAL ESTATE EQUITIES COMPANY



Dated:  May 14, 2002                        By: /s/ JERRY R. CRENSHAW, JR.
                                                --------------------------------
                                                Name: Jerry R. Crenshaw, Jr.
                                                Title: Senior Vice President and
                                                Financial Officer


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                                INDEX TO EXHIBITS



EXHIBIT NO.         DESCRIPTION
-----------         -----------
       1.1          Underwriting Agreement, dated as of May 10, 2002, by and
                    among the Company, Crescent Real Estate Equities Limited
                    Partnership, Bear, Stearns & Co. Inc., BB&T Capital Markets,
                    a division of Scott & Stringfellow, Inc., and Stifel,
                    Nicolaus & Company, Incorporated (filed herewith)

       3.1          Restated Declaration of Trust of the Company, as amended
                    (filed as Exhibit 3.1 to the Company's Current Report on
                    Form 8-K dated April 25, 2002, and incorporated herein by reference)

       4.1          Statement of Designation of 9.50% Series B Cumulative
                    Redeemable Preferred Shares of the Company dated May 13,
                    2002 (filed as Exhibit 2 to the Company's Form 8-A dated May
                    14, 2002, and incorporated herein by reference)

       4.2          Form of Certificate of 9.50% Series B Cumulative Redeemable
                    Preferred Shares of the Company (filed as Exhibit 4 to the
                    Company's Form 8-A dated May 14, 2002, and incorporated herein by reference)

       5.1 Opinion of Shaw Pittman LLP as to the legality of the Series B Preferred Shares to be issued (filed herewith)

       8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company (filed herewith)

       12.1         Statement regarding Computation of Ratio of Earnings to
                    Fixed Charges and Preferred Share Dividends (filed herewith)

       12.2         Statement regarding Computation of Ratio to EBITDA to Fixed
                    Charges and Preferred Share Dividends (filed herewith)

       12.3         Statement regarding Computation of Ratio of EBITDA Minus
                    Capital Expenditures to Fixed Charges and Preferred Share
                    Dividends (filed herewith)

       23.1 Consent of Shaw Pittman LLP (included in its opinions filed as Exhibits 5.1 and 8.1)
